SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2008

Max Capital Group Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-33047	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2008, the Registrant issued a news release announcing financial results for the three months ended March 31, 2008. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Max Capital Group Ltd. 2008 Stock Incentive Plan

On May 5, 2008, the shareholders of the Registrant approved the Max Capital Group Ltd. 2008 Stock Incentive Plan (the “Plan”) at the Registrant’s Annual Meeting of Shareholders (the “Annual Meeting”). The terms of the Plan are set forth in Exhibit 4.2 of the Registrant’s Registration Statement filed with the SEC on May 6, 2008 (the “Registration Statement”). The description of the Plan set forth in the section titled “Proposal 7: Max Capital 2008 Stock Incentive Plan” in the Registrant’s 2008 Proxy Statement filed with the SEC on March 19, 2008 is incorporated herein by reference.

Forms of the (i) Employee Restricted Stock Agreement, (ii) Employee Restricted Stock Unit Agreement, (iii) Option Agreement and (iv) Director Restricted Stock Agreement for awards issuable under the Plan appear as Exhibits 10.1 through 10.4, respectively, of the Registration Statement and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

Beginning on May 8, 2008, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.2. The slides set forth in Exhibit 99.2 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.2 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend that the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 apply to these forward-looking statements. Forward-looking statements are not statements of historical fact but rather reflect our current expectations, estimates and predictions about future results and events. These statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on management’s beliefs and assumptions, using information currently available to us. These forward-looking statements are subject to risks, uncertainties and assumptions. Factors that could cause such forward-looking statements not to be realized (which are described in more detail included or incorporated by reference herein and in other documents filed by us with the SEC) include, but are not limited to:

•	claims development;

•	general economic conditions and conditions specific to the reinsurance and insurance markets in which we operate;

•	pricing competition;

•	rating agency policies and practices;

•	catastrophic events;

•	the amount of underwriting capacity from time to time in the market;

•	material fluctuations in interest rates;

•	unexpected volatility associated with our alternative investments;

•	tax and regulatory changes and conditions; and

•	loss of key executives.

Other factors, such as changes in U.S. and global equity and debt markets resulting from general economic conditions, market disruptions and significant interest rate fluctuations and changes in credit spreads, may adversely impact our investments or impede our access to, or increase the cost of, financing our operations and other factors described in our most recent Annual Report on Form 10-K filed with the SEC, as may be amended in subsequent Quarterly Reports on Form 10-Q. We caution that the foregoing list of important factors is not intended to be, and is not, exhaustive. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. If one or more risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements in Exhibit 99.2 reflect our current view with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Item 8.01	Other Events.

On May 6, 2008, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.09 per share. The news release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On May 6, 2008, the Registrant issued a news release announcing the election of Mr. James H. MacNaughton to the Board of Directors at the Annual Meeting. The news release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Max Capital Group Ltd. 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Registration Statement ((333-150660) filed with the SEC on May 6, 2008).

10.1	Form of Employee Restricted Stock Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.2	Form of Employee Restricted Stock Unit Agreement under the 2008 stock Incentive Plan (incorporated herein by reference to Exhibit 10.2 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.3	Form of Option Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.3 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.4	Form of Director Restricted Stock Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.4 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

99.1	News Release of Max Capital Group Ltd., dated May 6, 2008, announcing financial results for the three months ended March 31, 2008.

99.2	Slides from Presentation by Management.

99.3	News Release of Max Capital Group Ltd., dated May 6, 2008, announcing dividend declaration.

99.4	News Release of Max Capital Group Ltd., dated May 6, 2008, announcing shareholder election of a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd. (Registrant)

Date: May 8, 2008		/s/ Peter A. Minton
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

4.1	Max Capital Group Ltd. 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.1	Form of employee Restricted Stock Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.2	Form of Employee Restricted Stock Unit Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.2 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.3	Form of Option Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.3 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

10.4	Form of Director Restricted Stock Agreement under the 2008 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.4 of the Registrant’s Registration Statement (333-150660) filed with the SEC on May 6, 2008).

99.1	News Release of Max Capital Group Ltd., dated May 6, 2008, announcing financial results for the three months ended March 31, 2008.

99.2	Slides from Presentation by Management.

99.3	News Release of Max Capital Group Ltd., dated May 6, 2008, announcing dividend declaration.

99.4	News Release of Max Capital Group Ltd., dated May 6, 2008, announcing shareholder election of a new director.